January 22, 2018                                        Exhibit 99.1
Park National Corporation reports 2017 financial results
and declares quarterly cash dividend

NEWARK, Ohio - Park National Corporation (Park) (NYSE MKT: PRK) today reported deposit and loan growth as part of its financial results for the fourth quarter and the year ended 2017 (three and twelve months ended December 31, 2017). Park’s board of directors also declared a quarterly cash dividend of $0.94 per common share, payable on March 9, 2018 to common shareholders of record as of February 16, 2018.
“We planted many seeds in 2017 - new checking accounts, enhanced mobile app features, extended hours for quick loan approvals, and a 24/7 customer care center. They are already bearing fruit, and we have great momentum for the new year,” said Park Chief Executive Officer David Trautman. “Our local bankers continue to listen, respond and serve their communities with excellence and dedication. We are ready to welcome new clients in 2018.”
Park’s net income for the fourth quarter of 2017 was $22.8 million, a 14.1 percent rise from $20.0 million for the fourth quarter of 2016. Fourth quarter 2017 net income per diluted common share was $1.48, compared to $1.30 in the fourth quarter of 2016.
Net income for the 2017 year was $84.2 million, a 2.2 percent decrease from $86.1 million for the same period in 2016. Net income per diluted common share for the 2017 year was $5.47, compared to $5.59 for the 2016 year. Financial results in 2016 were influenced by significant recoveries from loans related to Park’s Southeast Property Holdings subsidiary and an overall reduction of the allowance for loan losses.
Park's community-banking subsidiary, The Park National Bank, reported net income of $24.4 million for the fourth quarter of 2017, compared to $16.1 million for the fourth quarter of 2016. The bank’s full-year net income for 2017 was $87.3 million, compared to $84.5 million for the same period in 2016. The bank’s total assets were $7.5 billion at December 31, 2017, rising from $7.4 billion at December 31, 2016.
The bank’s total loans were $5.34 billion at December 31, 2017, a $104.4 million (2.0 percent) increase over $5.23 billion at December 31, 2016. In 2017, the bank grew consumer loans by $118.0 million (10.5 percent increase) and commercial loans by $51.7 million (1.9 percent increase). The bank also reported increased deposits for personal and business clients in the 2017 year. Total deposit balances rose $266 million, a 4.73 percent increase in deposits compared to the 2016 year.
Headquartered in Newark, Ohio, Park National Corporation had $7.5 billion in total assets (as of December 31, 2017). The Park organization principally consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). The Park organization also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…
Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, resulting in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' ability to meet credit and other obligations; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to the newly enacted tax legislation, changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, accounting, bank products and services, bank capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the OCC, the FDIC, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; changes in law and policy accompanying the new presidential administration, including the recently enacted Tax Cuts and Jobs Act, and uncertainty or speculation pending the enactment of such changes; uncertainties in Park's preliminary review of, and additional analysis of, the Tax Cuts and Jobs Act; the effect of healthcare laws in the United States and potential changes for such laws which may increase our healthcare and other costs and negatively impact our operations and financial results; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the effect of trade, monetary, fiscal and other governmental policies of the U.S. federal government, including money supply and interest rate policies of the Federal Reserve Board; disruption in the liquidity and other functioning of U.S. financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union; our litigation and regulatory compliance exposure, including any adverse developments in legal proceedings or other claims and unfavorable resolution of regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; the impact of our ability to anticipate and respond to technological changes on our ability to respond to customer needs and meet competitive demands; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, civil unrest, terrorist activities or international hostilities on the economy and financial markets generally or on us or our counterparties specifically; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended December 31, 2017, September 30, 2017, and December 31, 2016

	2017	2017	2016	Percent change vs.
(in thousands, except share and per share data)	4th QTR	3rd QTR	4th QTR	3Q '17	4Q '16
INCOME STATEMENT:
Net interest income	$63,478	$61,551	$62,249	3.1%	2.0%
(Recovery of) provision for loan losses	(183)	3,283	(1,282)	N.M.	N.M.
Other income	21,788	22,089	22,071	(1.4)%	(1.3)%
Other expense	51,989	49,811	57,062	4.4%	(8.9)%
Income before income taxes	$33,460	$30,546	$28,540	9.5%	17.2%
Federal income taxes	10,629	8,434	8,538	26.0%	24.5%
Net income	$22,831	$22,112	$20,002	3.3%	14.1%

MARKET DATA:
Earnings per common share - basic (b)	$1.49	$1.45	$1.30	2.8%	14.6%
Earnings per common share - diluted (b)	1.48	1.44	1.30	2.8%	13.8%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Book value per common share at period end	49.46	49.71	48.38	(0.5)%	2.2%
Market price per common share at period end	104.00	107.99	119.66	(3.7)%	(13.1)%
Market capitalization at period end	1,589,972	1,649,770	1,835,670	(3.6)%	(13.4)%

Weighted average common shares - basic (a)	15,285,174	15,287,974	15,337,806	—%	(0.3)%
Weighted average common shares - diluted (a)	15,378,825	15,351,590	15,415,132	0.2%	(0.2)%
Common shares outstanding at period end	15,288,194	15,277,061	15,340,718	0.1%	(0.3)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.17%	1.11%	1.07%	5.4%	9.3%
Return on average shareholders' equity (a)(b)	11.85%	11.52%	10.62%	2.9%	11.6%
Yield on loans	4.79%	4.71%	4.87%	1.7%	(1.6)%
Yield on investment securities	2.55%	2.48%	2.29%	2.8%	11.4%
Yield on money markets	1.29%	1.28%	0.53%	0.8%	143.4%
Yield on earning assets	4.19%	4.03%	4.23%	4.0%	(0.9)%
Cost of interest bearing deposits	0.48%	0.48%	0.34%	—%	41.2%
Cost of borrowings	2.15%	2.37%	2.40%	(9.3)%	(10.4)%
Cost of paying liabilities	0.79%	0.83%	0.74%	(4.8)%	6.8%
Net interest margin (g)	3.61%	3.40%	3.68%	6.2%	(1.9)%
Efficiency ratio (g)	59.98%	58.65%	67.04%	2.3%	(10.5)%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.18%	1.12%	1.08%	5.4%	9.3%
Annualized return on average tangible equity (a)(b)(c)	13.09%	12.73%	11.76%	2.8%	11.3%
Tangible book value per share (d)	$44.73	$44.97	$43.67	(0.5)%	2.4%

N.M. - Not meaningful
Note: Explanations for footnotes (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended December 31, 2017, September 30, 2017, and December 31, 2016

				Percent change vs.
BALANCE SHEET:	December 31, 2017	September 30, 2017	December 31, 2016	3Q '17	4Q '16

Investment securities	$1,512,824	$1,571,038	$1,579,783	(3.7)%	(4.2)%
Loans	5,372,483	5,365,877	5,271,857	0.1%	1.9%
Allowance for loan losses	49,988	55,232	50,624	(9.5)%	(1.3)%
Goodwill	72,334	72,334	72,334	—%	—%
Other real estate owned (OREO)	14,190	14,366	13,926	(1.2)%	1.9%
Total assets	7,537,620	7,862,695	7,467,586	(4.1)%	0.9%
Total deposits	5,817,326	5,974,322	5,521,956	(2.6)%	5.3%
Borrowings	906,289	1,056,888	1,134,076	(14.2)%	(20.1)%
Total shareholders' equity	756,101	759,367	742,240	(0.4)%	1.9%
Tangible equity (d)	683,767	687,033	669,906	(0.5)%	2.1%
Nonperforming loans	93,959	111,949	108,083	(16.1)%	(13.1)%
Nonperforming assets	112,998	126,315	122,009	(10.5)%	(7.4)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	71.28%	68.24%	70.60%	4.5%	1.0%
Nonperforming loans as a % of period end loans	1.75%	2.09%	2.05%	(16.3)%	(14.6)%
Nonperforming assets as a % of period end loans + OREO + other nonperforming assets	2.10%	2.35%	2.31%	(10.6)%	(9.1)%
Allowance for loan losses as a % of period end loans	0.93%	1.03%	0.96%	(9.7)%	(3.1)%
Net loan charge-offs	$5,061	$1,873	$1,656	N.M.	N.M.
Annualized net loan charge-offs as a % of average loans (a)	0.37%	0.14%	0.13%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.03%	9.66%	9.94%	3.8%	0.9%
Tangible equity (d) / Tangible assets (f)	9.16%	8.82%	9.06%	3.9%	1.1%
Average shareholders' equity / Average assets (a)	9.88%	9.60%	10.11%	2.9%	(2.3)%
Average shareholders' equity / Average loans (a)	14.24%	14.27%	14.36%	(0.2)%	(0.8)%
Average loans / Average deposits (a)	90.73%	88.37%	93.54%	2.7%	(3.0)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Twelve months ended December 31, 2017 and 2016

(in thousands, except share and per share data)	2017	2016	Percent change vs 2016
INCOME STATEMENT:
Net interest income	$243,759	$238,086	2.4%
Provision for (recovery of) loan losses	8,557	(5,101)	N.M.
Other income	80,635	78,731	2.4%
Other expense	197,368	199,023	(0.8)%
Income before income taxes	$118,469	$122,895	(3.6)%
Federal income taxes	34,227	36,760	(6.9)%
Net income	$84,242	$86,135	(2.2)%

MARKET DATA:
Earnings per common share - basic (b)	$5.51	$5.62	(2.0)%
Earnings per common share - diluted (b)	5.47	5.59	(2.1)%
Cash dividends per common share	3.76	3.76	—%

Weighted average common shares - basic (a)	15,295,573	15,332,553	(0.2)%
Weighted average common shares - diluted (a)	15,390,352	15,405,160	(0.1)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.09%	1.16%	(6.0)%
Return on average shareholders' equity (a)(b)	11.15%	11.68%	(4.5)%
Yield on loans	4.69%	4.74%	(1.1)%
Yield on investment securities	2.47%	2.30%	7.4%
Yield on earning assets	4.08%	4.08%	—%
Cost of interest bearing deposits	0.44%	0.32%	37.5%
Cost of borrowings	2.32%	2.43%	(4.5)%
Cost of paying liabilities	0.80%	0.74%	8.1%
Net interest margin (g)	3.48%	3.52%	(1.1)%
Efficiency ratio (g)	59.93%	62.34%	(3.9)%

ASSET QUALITY RATIOS:
Net loan charge-offs	9,193	769	N.M.
Annualized net loan charge-offs as a % of average loans (a)	0.17%	0.02%	N.M.

CAPITAL & LIQUIDITY:
Average shareholders' equity / Average assets (a)	9.76%	9.95%	(1.9)%
Average shareholders' equity / Average loans (a)	14.19%	14.40%	(1.5)%
Average loans / Average deposits (a)	90.40%	91.79%	(1.5)%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.10%	1.17%	(6.0)%
Annualized return on average tangible equity (a)(b)(c)	12.33%	12.94%	(4.7)%

N.M. - Not meaningful
Note: Explanations for footnotes (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the three months ended December 31, 2017, September 30, 2017 and December 31, 2016 or for the twelve months ended December 31, 2017 and December 31, 2016, as appropriate.

(b) Reported measure uses net income.

(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
AVERAGE SHAREHOLDERS' EQUITY	$764,211	$761,448	$749,053	$755,839	$737,737
Less: Average goodwill	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE EQUITY	$691,877	$689,114	$676,719	$683,505	$665,403

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	December 31, 2017	September 30, 2017	December 31, 2016
TOTAL SHAREHOLDERS' EQUITY	$756,101	$759,367	$742,240
Less: Goodwill	72,334	72,334	72,334
TANGIBLE EQUITY	$683,767	$687,033	$669,906

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
AVERAGE ASSETS	$7,734,844	$7,928,766	$7,408,109	$7,741,043	$7,416,519
Less: Average goodwill	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE ASSETS	$7,662,510	$7,856,432	$7,335,775	$7,668,709	$7,344,185

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2017	September 30, 2017	December 31, 2016
TOTAL ASSETS	$7,537,620	$7,862,695	$7,467,586
Less: Goodwill	72,334	72,334	72,334
TANGIBLE ASSETS	$7,465,286	$7,790,361	$7,395,252

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Interest income	$73,969	$73,224	$71,697	$286,424	$276,258
Fully taxable equivalent adjustment	1,413	1,291	799	4,953	2,417
Fully taxable equivalent interest income	$75,382	$74,515	$72,496	$291,377	$278,675
Interest expense	10,491	11,673	9,448	42,665	38,172
Fully taxable equivalent net interest income	$64,891	$62,842	$63,048	$248,712	$240,503

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2017	2016	2017	2016

Interest income:
Interest and fees on loans	$64,447	$63,633	$248,687	$241,979
Interest on:
Obligations of U.S. Government, its agencies
and other securities	6,653	6,909	27,440	30,627
Obligations of states and political subdivisions	2,112	979	7,210	2,632
Other interest income	757	176	3,087	1,020
Total interest income	73,969	71,697	286,424	276,258

Interest expense:
Interest on deposits:
Demand and savings deposits	2,677	1,228	9,464	4,079
Time deposits	2,490	2,209	9,629	9,337
Interest on borrowings	5,324	6,011	23,572	24,756
Total interest expense	10,491	9,448	42,665	38,172

Net interest income	63,478	62,249	243,759	238,086

(Recovery of) provision for loan losses	(183)	(1,282)	8,557	(5,101)

Net interest income after (recovery of) provision for loan losses	63,661	63,531	235,202	243,187

Other income	21,788	22,071	80,635	78,731

Other expense	51,989	57,062	197,368	199,023

Income before income taxes	33,460	28,540	118,469	122,895

Federal income taxes	10,629	8,538	34,227	36,760

Net income	$22,831	$20,002	$84,242	$86,135

Per Common Share:
Net income - basic	$1.49	$1.30	$5.51	$5.62
Net income - diluted	$1.48	$1.30	$5.47	$5.59

Weighted average shares - basic	15,285,174	15,337,806	15,295,573	15,332,553
Weighted average shares - diluted	15,378,825	15,415,132	15,390,352	15,405,160

Cash Dividends Declared	$0.94	$0.94	$3.76	$3.76

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2017	December 31, 2016

Assets

Cash and due from banks	$131,946	$122,811
Money market instruments	37,166	23,635
Investment securities	1,512,824	1,579,783
Loans	5,372,483	5,271,857
Allowance for loan losses	(49,988)	(50,624)
Loans, net	5,322,495	5,221,233
Bank premises and equipment, net	55,901	57,971
Goodwill	72,334	72,334
Other real estate owned	14,190	13,926
Other assets	390,764	375,893
Total assets	$7,537,620	$7,467,586

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,633,941	$1,523,417
Interest bearing	4,183,385	3,998,539
Total deposits	5,817,326	5,521,956
Borrowings	906,289	1,134,076
Other liabilities	57,904	69,314
Total liabilities	$6,781,519	$6,725,346

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at December 31, 2017 and December 31, 2016)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2017 and 2016; 16,150,752 shares issued at December 31, 2017 and 16,150,807 shares issued at December 31, 2016)	307,726	305,826
Accumulated other comprehensive loss, net of taxes	(26,454)	(17,745)
Retained earnings	561,908	535,631
Treasury shares (862,558 shares at December 31, 2017 and 810,089 shares at December 31, 2016)	(87,079)	(81,472)
Total shareholders' equity	$756,101	$742,240

Total liabilities and shareholders' equity	$7,537,620	$7,467,586

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2017	2016	2017	2016

Assets

Cash and due from banks	$113,355	$116,349	$113,882	$115,779
Money market instruments	233,384	131,890	262,100	198,197
Investment securities	1,542,367	1,475,097	1,557,815	1,520,118
Loans	5,366,100	5,217,313	5,327,507	5,122,862
Allowance for loan losses	(55,397)	(54,077)	(52,688)	(56,890)
Loans, net	5,310,703	5,163,236	5,274,819	5,065,972
Bank premises and equipment, net	56,345	58,664	56,910	59,104
Goodwill	72,334	72,334	72,334	72,334
Other real estate owned	14,315	14,404	14,262	16,871
Other assets	392,041	376,135	388,921	368,144
Total assets	$7,734,844	$7,408,109	$7,741,043	$7,416,519

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,610,815	$1,499,367	$1,544,986	$1,414,885
Interest bearing	4,303,732	4,078,333	4,348,110	4,165,919
Total deposits	5,914,547	5,577,700	5,893,096	5,580,804
Borrowings	982,245	995,320	1,017,684	1,016,922
Other liabilities	73,841	86,036	74,424	81,056
Total liabilities	$6,970,633	$6,659,056	$6,985,204	$6,678,782

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	307,173	305,299	306,371	304,663
Accumulated other comprehensive loss, net of taxes	(14,641)	(7,460)	(14,384)	(5,307)
Retained earnings	559,064	532,980	550,136	520,676
Treasury shares	(87,385)	(81,766)	(86,284)	(82,295)
Total shareholders' equity	$764,211	$749,053	$755,839	$737,737

Total liabilities and shareholders' equity	$7,734,844	$7,408,109	$7,741,043	$7,416,519

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2017	2017	2017	2017	2016
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$64,447	$63,110	$61,222	$59,908	$63,633
Interest on:
Obligations of U.S. Government, its agencies and other securities	6,653	6,757	6,892	7,138	6,909
Obligations of states and political subdivisions	2,112	1,974	1,664	1,460	979
Other interest income	757	1,383	698	249	176
Total interest income	73,969	73,224	70,476	68,755	71,697

Interest expense:
Interest on deposits:
Demand and savings deposits	2,677	2,882	2,291	1,614	1,228
Time deposits	2,490	2,521	2,457	2,161	2,209
Interest on borrowings	5,324	6,270	5,950	6,028	6,011
Total interest expense	10,491	11,673	10,698	9,803	9,448

Net interest income	63,478	61,551	59,778	58,952	62,249

(Recovery of) provision for loan losses	(183)	3,283	4,581	876	(1,282)

Net interest income after (recovery of) provision for loan losses	63,661	58,268	55,197	58,076	63,531

Other income	21,788	22,089	19,251	17,507	22,071

Other expense	51,989	49,811	48,106	47,462	57,062

Income before income taxes	33,460	30,546	26,342	28,121	28,540

Federal income taxes	10,629	8,434	7,310	7,854	8,538

Net income	$22,831	$22,112	$19,032	$20,267	$20,002

Per Common Share:
Net income - basic	$1.49	$1.45	$1.24	$1.32	$1.30
Net income - diluted	$1.48	$1.44	$1.24	$1.31	$1.30

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2017	2017	2017	2017	2016
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$6,264	$5,932	$6,025	$5,514	$5,534
Service charges on deposits	3,142	3,216	3,156	3,139	3,461
Other service income	3,554	3,357	3,447	2,804	4,854
Checkcard fee income	4,023	3,974	4,040	3,761	3,877
Bank owned life insurance income	1,068	1,573	1,114	1,103	1,054
ATM fees	545	605	561	542	534
OREO valuation adjustments	(91)	(22)	(272)	(73)	(29)
Gain on the sale of OREO, net	47	51	53	100	244
Miscellaneous	3,236	3,403	1,127	617	2,542
Total other income	$21,788	$22,089	$19,251	$17,507	$22,071

Other expense:
Salaries	$23,157	$23,302	$23,001	$22,717	$22,140
Employee benefits	5,162	4,656	4,919	5,181	4,522
Occupancy expense	2,442	2,559	2,565	2,635	2,546
Furniture and equipment expense	4,198	3,868	3,640	3,618	3,470
Data processing fees	1,690	1,919	1,676	1,965	1,568
Professional fees and services	7,886	6,100	6,018	4,829	8,757
Marketing	1,112	1,122	1,084	1,056	1,277
Insurance	1,768	1,499	1,517	1,570	1,553
Communication	1,228	1,110	1,155	1,333	1,257
State tax expense	665	912	943	1,063	941
Debt prepayment penalty	—	—	—	—	5,554
Miscellaneous	2,681	2,764	1,588	1,495	3,477
Total other expense	$51,989	$49,811	$48,106	$47,462	$57,062

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2017	2016	2015	2014		2013

Allowance for loan losses:
Allowance for loan losses, beginning of period	$50,624	$56,494	$54,352	$59,468		$55,537
Charge-offs	19,403	20,799	14,290	24,780	(A)	19,153
Recoveries	10,210	20,030	11,442	26,997		19,669
Net charge-offs (recoveries)	9,193	769	2,848	(2,217)		(516)
Provision for (recovery of) loan losses	8,557	(5,101)	4,990	(7,333)		3,415
Allowance for loan losses, end of period	$49,988	$50,624	$56,494	$54,352		$59,468
(A) Year ended December 31, 2014 included $4.3 million in charge-offs related to the transfer of $22.0 million of commercial loans to the held for sale portfolio.

General reserve trends:
Allowance for loan losses, end of period	$49,988	$50,624	$56,494	$54,352		$59,468
Specific reserves	684	548	4,191	3,660		10,451
General reserves	$49,304	$50,076	$52,303	$50,692		$49,017

Total loans	$5,372,483	$5,271,857	$5,068,085	$4,829,682		$4,620,505
Impaired commercial loans	56,545	70,415	80,599	73,676		112,304
Total loans less impaired commercial loans	$5,315,938	$5,201,442	$4,987,486	$4,756,006		$4,508,201

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.17%	0.02%	0.06%	(0.05)%		(0.01)%
Allowance for loan losses as a % of period end loans	0.93%	0.96%	1.11%	1.13%		1.29%
General reserves as a % of total loans less impaired commercial loans	0.93%	0.96%	1.05%	1.07%		1.09%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$72,056	$87,822	$95,887	$100,393		$135,216
Accruing troubled debt restructuring	20,111	18,175	24,979	16,254		18,747
Loans past due 90 days or more	1,792	2,086	1,921	2,641		1,677
Total nonperforming loans	$93,959	$108,083	$122,787	$119,288		$155,640
Other real estate owned - Park National Bank	6,524	6,025	7,456	10,687		11,412
Other real estate owned - SEPH	7,666	7,901	11,195	11,918		23,224
Other nonperforming assets - Park National Bank	4,849	—	—	—		—
Total nonperforming assets	$112,998	$122,009	$141,438	$141,893		$190,276
Percentage of nonaccrual loans to period end loans	1.34%	1.67%	1.89%	2.08%		2.93%
Percentage of nonperforming loans to period end loans	1.75%	2.05%	2.42%	2.47%		3.37%
Percentage of nonperforming assets to period end loans	2.10%	2.31%	2.79%	2.94%		4.12%
Percentage of nonperforming assets to period end total assets	1.50%	1.63%	1.93%	2.03%		2.87%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2017	2016	2015	2014	2013

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$61,753	$76,084	$81,468	$77,477	$99,108
Accruing troubled debt restructuring	20,111	18,175	24,979	16,157	18,747
Loans past due 90 days or more	1,792	2,086	1,921	2,641	1,677
Total nonperforming loans	$83,656	$96,345	$108,368	$96,275	$119,532
Other real estate owned - Park National Bank	6,524	6,025	7,456	10,687	11,412
Other nonperforming assets - Park National Bank	4,849	—	—	—	—
Total nonperforming assets	$95,029	$102,370	$115,824	$106,962	$130,944
Percentage of nonaccrual loans to period end loans	1.15%	1.45%	1.61%	1.61%	2.16%
Percentage of nonperforming loans to period end loans	1.56%	1.83%	2.14%	2.00%	2.61%
Percentage of nonperforming assets to period end loans	1.77%	1.95%	2.29%	2.23%	2.86%
Percentage of nonperforming assets to period end total assets	1.27%	1.38%	1.60%	1.55%	2.01%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio):
Nonaccrual loans	$10,303	$11,738	$14,419	$22,916	$36,108
Accruing troubled debt restructuring	—	—	—	97	—
Loans past due 90 days or more	—	—	—	—	—
Total nonperforming loans	$10,303	$11,738	$14,419	$23,013	$36,108
Other real estate owned - SEPH	7,666	7,901	11,195	11,918	23,224
Total nonperforming assets	$17,969	$19,639	$25,614	$34,931	$59,332

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$87,822	$95,887	$100,393	$135,216	$155,536
New nonaccrual loans	58,753	74,786	80,791	70,059	67,398
Resolved nonaccrual loans	74,519	82,851	85,165	86,384	87,718
Sale of nonaccrual loans held for sale	—	—	132	18,498	—
Nonaccrual loans, end of period	$72,056	$87,822	$95,887	$100,393	$135,216

New nonaccrual loan information - Park National Bank and Guardian
Nonaccrual loans, beginning of period	$76,084	$81,468	$77,477	$99,108	$100,244
New nonaccrual loans - Ohio-based operations	58,753	74,663	80,791	69,389	66,197
Resolved nonaccrual loans	73,084	80,047	76,800	78,288	67,333
Sale of nonaccrual loans held for sale	—	—	—	12,732	—
Nonaccrual loans, end of period	$61,753	$76,084	$81,468	$77,477	$99,108

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$11,738	$14,419	$22,916	$36,108	$55,292
New nonaccrual loans - SEPH/Vision Bank	—	123	—	670	1,201
Resolved nonaccrual loans	1,435	2,804	8,365	8,096	20,385
Sale of nonaccrual loans held for sale	—	—	132	5,766	—
Nonaccrual loans, end of period	$10,303	$11,738	$14,419	$22,916	$36,108

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$66,585	$95,358	$109,304	$106,156	$175,576
Prior charge-offs	10,040	24,943	28,705	32,480	63,272
Remaining principal balance	56,545	70,415	80,599	73,676	112,304
Specific reserves	684	548	4,191	3,660	10,451
Book value, after specific reserve	$55,861	$69,867	$76,408	$70,016	$101,853

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com